UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALTICE USA, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your **Vote** Counts!

ALTICE USA, INC.

2025 Annual Meeting
Vote by June 10, 2025
11:59 PM ET

ALTICE USA, INC.
1 COURT SQUARE WEST
LONG ISLAND CITY, NY 11101

V73434-P30218

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2025.

Get informed before you vote - How to access Proxy Materials

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

June 11, 2025
9:00 AM ET

Access the Annual Meeting at:
www.virtualshareholdermeeting.com/ATUS2025

*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials which contain important information that are available to you on the Internet. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Patrick Drahi	For
1b.	David Drahi	For
1c.	Dexter Goei	For
1d.	Dennis Mathew	For
1e.	Mark Mullen	For
1f.	Dennis Okhuijsen	For
1g.	Susan Schnabel	For
1h.	Charles Stewart	For
1i.	Raymond Svider	For
2.	To ratify the appointment of the Company's Independent Registered Public Accounting Firm for 2025.	For
3.	To approve, in an advisory vote, the compensation of the Company's named executive officers.	For
4.	To recommend, by non-binding advisory vote, the frequency of executive compensation votes.	3 Years
5.	To approve the Company's Fourth Amended and Restated Certification of Incorporation to provide for the exculpation of officers and to remove certain majority stockholder consent rights.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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